UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2007

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1770 Timberwood Boulevard, Suite 100 Charlottesville, Virginia	22911
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (434) 973-5242

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On March 2, 2007, Southern National Bancorp of Virginia, Inc. (the “Company”) dismissed BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accounting firm effective upon filing of the Company’s Form 10-K for the year ended December 31, 2006. The Audit Committee of the Board of Directors of the Company approved the dismissal of BDO. The Audit Committee simultaneously approved the appointment of Crowe Chizek and Company LLC (“Crowe Chizek”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2007, subject to Crowe Chizek completing normal client acceptance processes and procedures. On March 7, 2007, Crowe Chizek completed its normal client acceptance processes and procedures and informed the Company that it could be engaged as the Company’s independent registered public accounting firm.

BDO’s reports on the Company’s financial statements for the period from inception at April 14, 2005 through December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle.

During the period ended December 31, 2005, the date of the most recently filed audited financial statements, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO would have caused such firm to make reference thereto in connection with its report on the Company’s financial statements for such period. BDO is in the process of completing their audit for the year ended December 31, 2006 and the Company anticipates filing their Form 10-K annual report no later than March 31, 2007.

During the period from inception at April 14, 2005 through December 31, 2005, there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

The Company has provided BDO with a copy of the above disclosures and requested that BDO furnish the Company with a letter addressed to the SEC stating whether it agrees with the foregoing statements by the Company and, if not, stating the respects in which it does not agree. A copy of the letter from BDO is filed herewith as Exhibit 16.1.

During the Company’s two most recent fiscal years and through March 7, 2007, the Company did not consult Crowe Chizek with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or events listed in Item 304(a)(2) of SEC Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

16.1	Letter from BDO Seidman, LLP, dated March 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

Date: March 7, 2007	By:	/s/ Georgia S. Derrico
Georgia S. Derrico Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from BDO Seidman, LLP, dated March 6, 2007.